UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2022

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	98-0668474
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2710-200 Granville Street
Vancouver, British Columbia, Canada	V6C 1S4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, International Tower Hill Mines Ltd. (the “Company”) held its 2022 Annual General Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 12, 2022.

Proposal One — Election of Directors.

The shareholders elected all seven nominees named in the proxy statement. The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Anton Drescher	120,784,904	18,009,216	0
Karl Hanneman	138,466,542	327,577	1
Stuart Harshaw	135,604,942	3,189,178	0
Marcelo Kim	136,095,437	2,698,683	0
Stephen Lang	135,640,108	3,154,012	0
Christopher Papagianis	138,436,185	357,935	0
Thomas Weng	138,482,671	311,449	0

As all directors received greater than 50% of the votes cast, no director is required to submit his resignation pursuant to the Company’s “Majority Voting in Director Elections” Policy.

Proposal Two — Ratification of the Appointment and Compensation of the Company’s Auditors.

The shareholders ratified the appointment of Davidson & Company LLP as auditors/independent registered public accountants for the Company for the fiscal year ending December 31, 2022. In accordance with the Articles of the Company, the directors were also authorized to fix the auditors’ remuneration. The voting results were as follows:

Votes Cast For	Votes Withheld
138,642,891	151,229

Proposal Three — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The shareholders approved the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
123,773,702	15,020,418	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: May 26, 2022	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer